                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-3255
                                                      --------

                           Panorama Series Fund, Inc.
                           --------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Arthur S. Gabinet
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                       Date of reporting period: 3/30/2012
                                                 ---------

ITEM  1. SCHEDULE OF INVESTMENTS.

Growth Portfolio

STATEMENT OF INVESTMENTS March 30, 2012* (Unaudited)

                                                           Shares         Value
                                                           -------   --------------
COMMON STOCKS -- 97.8%
CONSUMER DISCRETIONARY--11.6%
AUTOMOBILES -- 3.1%
Ford Motor Co.                                             194,310   $    2,426,930
HOTELS, RESTAURANTS & LEISURE--1.9%
Hyatt Hotels Corp., Cl. A(1)                                23,480        1,003,066
McDonald's Corp.                                             5,390          528,759
                                                                     --------------
                                                                          1,531,825
MEDIA -- 3.2%
McGraw-Hill Cos., Inc. (The)                                51,290        2,486,026
SPECIALTY RETAIL -- 3.4%
AutoZone, Inc.(1)                                            1,890          702,702
CarMax, Inc.(1)                                             17,400          602,910
TJX Cos., Inc. (The)                                        34,180        1,357,288
                                                                     --------------
                                                                          2,662,900
CONSUMER STAPLES -- 10.5%
BEVERAGES -- 2.3%
Dr. Pepper Snapple Group, Inc.                              45,840        1,843,226
FOOD PRODUCTS -- 4.0%
General Mills, Inc.                                         17,500          690,375
J.M. Smucker Co. (The)                                      19,130        1,556,417
Mead Johnson Nutrition Co., Cl. A                           11,220          925,426
                                                                     --------------
                                                                          3,172,218
TOBACCO -- 4.2%
Philip Morris International, Inc.                           37,060        3,283,887
ENERGY -- 11.1%
ENERGY EQUIPMENT & SERVICES -- 1.4%
National Oilwell Varco, Inc.                                13,940        1,107,812
OIL, GAS & CONSUMABLE FUELS -- 9.7%
Chevron Corp.                                               32,701        3,506,855
Kinder Morgan, Inc.                                         21,690          838,319
Noble Energy, Inc.                                          15,960        1,560,569
Occidental Petroleum Corp.                                  17,710        1,686,523
                                                                     --------------
                                                                          7,592,266
FINANCIALS -- 16.9%
CAPITAL MARKETS -- 1.0%
Blackstone Group LP (The)                                   51,400          819,316
COMMERCIAL BANKS -- 3.9%
CIT Group, Inc.(1)                                          65,650        2,707,406
M&T Bank Corp.                                               4,400          382,272
                                                                     --------------
                                                                          3,089,678
CONSUMER FINANCE -- 1.7%
Discover Financial Services                                 39,610        1,320,597
DIVERSIFIED FINANCIAL SERVICES -- 8.2%
Citigroup, Inc.                                             54,689        1,998,883
CME Group, Inc.                                              4,270        1,235,439
JPMorgan Chase & Co.                                        55,840        2,567,523

                              1 | Growth Portfolio

Growth Portfolio

STATEMENT OF INVESTMENTS March 30, 2012* (Unaudited)

                                                           Shares         Value
                                                           -------   --------------
DIVERSIFIED FINANCIAL SERVICES CONTINUED
MSCI, Inc., Cl. A(1)                                       16,890   $      621,721
                                                                    --------------
                                                                         6,423,566
INSURANCE -- 2.1%
Berkshire Hathaway, Inc., Cl. B(1)                          4,780          387,897
Marsh & McLennan Cos., Inc.                                38,320        1,256,513
                                                                    --------------
                                                                         1,644,410
HEALTH CARE -- 11.8%
BIOTECHNOLOGY -- 1.3%
Celgene Corp.(1)                                           12,860          996,907
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.4%
Covidien plc                                               14,560          796,141
Edwards Lifesciences Corp.(1)                               4,180          304,011
                                                                    --------------
                                                                         1,100,152
HEALTH CARE PROVIDERS & SERVICES -- 3.9%
DaVita, Inc.(1)                                             7,050          635,699
Medco Health Solutions, Inc.(1)                             8,840          621,452
WellPoint, Inc.                                            24,590        1,814,742
                                                                    --------------
                                                                         3,071,893
PHARMACEUTICALS -- 5.2%
Abbott Laboratories                                        33,450        2,050,151
Bristol-Myers Squibb Co.                                   47,880        1,615,950
Watson Pharmaceuticals, Inc.(1)                             6,520          437,231
                                                                    --------------
                                                                         4,103,332
INDUSTRIALS -- 9.7%
AEROSPACE & DEFENSE -- 1.8%
Boeing Co. (The)                                           19,330        1,437,572
AIR FREIGHT & LOGISTICS -- 2.3%
United Parcel Service, Inc., Cl. B                         22,610        1,825,079
INDUSTRIAL CONGLOMERATES -- 2.9%
Tyco International Ltd.                                    40,375        2,268,268
MACHINERY -- 0.5%
Xylem, Inc.                                                14,380          399,045
ROAD & RAIL -- 2.2%
CSX Corp.                                                  74,410        1,601,303
QR National Ltd.                                           21,600           83,456
                                                                    --------------
                                                                         1,684,759
INFORMATION TECHNOLOGY -- 21.2%
COMMUNICATIONS EQUIPMENT -- 2.6%
QUALCOMM, Inc.                                             30,180        2,052,844
COMPUTERS & PERIPHERALS -- 7.8%
Apple, Inc.(1)                                             10,280        6,162,552
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.8%
Corning, Inc.                                              43,340          610,227
INTERNET SOFTWARE & SERVICES -- 6.1%
eBay, Inc.(1)                                              74,410        2,744,985

                              2 | Growth Portfolio

Growth Portfolio

STATEMENT OF INVESTMENTS March 30, 2012* (Unaudited)

                                                           Shares         Value
                                                           -------   --------------
INTERNET SOFTWARE & SERVICES CONTINUED
Google, Inc., Cl. A(1)                                       3,150   $    2,019,906
                                                                     --------------
                                                                          4,764,891
IT SERVICES -- 2.0%
International Business Machines Corp.                        7,420        1,548,183
SOFTWARE -- 1.9%
Microsoft Corp.                                             25,100          809,475
Oracle Corp.                                                24,010          700,132
                                                                     --------------
                                                                          1,509,607
MATERIALS -- 1.5%
CHEMICALS -- 1.0%
Praxair, Inc.                                                6,800          779,552
CONSTRUCTION MATERIALS -- 0.5%
Vulcan Materials Co.                                         8,940          382,006
TELECOMMUNICATION SERVICES -- 2.0%
WIRELESS TELECOMMUNICATION SERVICES -- 2.0%
America Movil SAB de CV, ADR, Series L                      64,580        1,603,521
UTILITIES -- 1.5%
ENERGY TRADERS -- 1.5%
AES Corp. (The)(1)                                          88,800        1,160,616
                                                                     --------------
Total Common Stocks (Cost $57,727,991)                                   76,865,663
INVESTMENT COMPANY -- 0.5%
Oppenheimer Institutional Money Market Fund, Cl. E,
 0.22% (2,3) (Cost $352,103)                               352,103          352,103
TOTAL INVESTMENTS, AT VALUE (COST $58,080,094)                98.3%      77,217,766
Other Assets Net of Liabilities                                1.7        1,358,629
                                                           ------------------------
Net Assets                                                   100.0%  $   78,576,395
                                                           ========================

Footnotes to Statement of Investments

* March 30, 2012 represents the last business day of the Fund's quarterly period. See accompanying Notes.

1.    Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 30, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                              SHARES             GROSS       GROSS          SHARES
                                                        DECEMBER 30, 2011(a)   ADDITIONS   REDUCTIONS   MARCH 30, 2012
                                                        --------------------   ---------   ----------   --------------
Oppenheimer Institutional Money Market Fund, Cl. E                321,766      2,980,320    2,949,983          352,103

                                                          VALUE      INCOME
                                                        ----------   -------
Oppenheimer Institutional Money Market Fund, Cl. E      $  352,103   $   365

a. December 30, 2011 represents the last business day of the Fund's 2011 fiscal year. See accompanying Notes.

3.    Rate shown is the 7-day yield as of March 30, 2012.

                              3 | Growth Portfolio

Growth Portfolio

STATEMENT OF INVESTMENTS March 30, 2012* (Unaudited)

NOTES TO STATEMENT OF INVESTMENTS

QUARTERLY AND ANNUAL PERIODS. The last day of the Fund's quarterly period was the last day the New York Stock Exchange was open for trading. The Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

The last day of the Fund's fiscal year was the last day the New York Stock Exchange was open for trading. The Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

SECURITIES VALUATION

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund's Board has adopted procedures for the valuation of the Fund's securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a "fair valuation" for any security for which market quotations are not "readily available." The Valuation Committee's fair valuation determinations are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund's assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by

                              4 | Growth Portfolio

Growth Portfolio

STATEMENT OF INVESTMENTS March 30, 2012* (Unaudited)

using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the "bid" and "asked" prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

                                    STANDARD INPUTS GENERALLY CONSIDERED BY THIRD-PARTY PRICING
SECURITY TYPE                       VENDORS
---------------------------------   -------------------------------------------------------------
Corporate debt, government debt,    Reported trade data, broker-dealer price quotations,
municipal, mortgage-backed and      benchmark yields, issuer spreads on comparable securities,
asset-backed securities             the credit quality, yield, maturity, and other appropriate factors.

Loans                               Information obtained from market participants regarding
                                    reported trade data and broker-dealer price quotations.

Event-linked bonds                  Information obtained from market participants regarding
                                    reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the "good faith" opinion of the Manager, the market value or price obtained does not constitute a "readily available market quotation," or a significant event has occurred that would materially affect the value of the security the security is fair valued either
(i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund's Board or (ii) as determined in good faith by the Manager's Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

                              5 | Growth Portfolio

Growth Portfolio

STATEMENT OF INVESTMENTS March 30, 2012* (Unaudited)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

      1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

      2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

      3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 30, 2012 based on valuation input level:

                                                                        LEVEL 3 --
                                     LEVEL 1 --        LEVEL 2 --       SIGNIFICANT
                                     UNADJUSTED    OTHER SIGNIFICANT   UNOBSERVABLE
                                   QUOTED PRICES   OBSERVABLE INPUTS      INPUTS          VALUE
                                   -------------   -----------------   ------------   -------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary          $   9,107,681   $              --   $         --   $   9,107,681
   Consumer Staples                    8,299,331                  --             --       8,299,331
   Energy                              8,700,078                  --             --       8,700,078
   Financials                         13,297,567                  --             --      13,297,567
   Health Care                         9,272,284                  --             --       9,272,284
   Industrials                         7,614,723                  --             --       7,614,723
   Information Technology             16,648,304                  --             --      16,648,304
   Materials                           1,161,558                  --             --       1,161,558
   Telecommunication Services          1,603,521                  --             --       1,603,521
   Utilities                           1,160,616                  --             --       1,160,616
Investment Company                       352,103                  --             --         352,103
                                   ----------------------------------------------------------------
Total Assets                       $  77,217,766   $              --   $         --   $  77,217,766
                                   ----------------------------------------------------------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities in the annual and semiannual reports included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 30, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities      $    58,118,246
                                    ===============
Gross unrealized appreciation       $    19,278,651
Gross unrealized depreciation             (179,131)
                                    ---------------
Net unrealized appreciation         $    19,099,520
                                    ===============

                              6 | Growth Portfolio

Total Return Portfolio

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                                                  Shares           Value
                                                                                -----------   -------------
COMMON STOCKS -- 58.4%
CONSUMER DISCRETIONARY -- 5.4%
AUTOMOBILES -- 1.0%
Ford Motor Co.                                                                       83,390   $   1,041,532
HOUSEHOLD DURABLES -- 1.2%
Mohawk Industries, Inc.(1)                                                           19,150       1,273,667
MEDIA -- 1.8%
Comcast Corp., Cl. A                                                                 33,680       1,010,737
Viacom, Inc., Cl. B                                                                  16,780         796,379
                                                                                              -------------
                                                                                                  1,807,116
MULTILINE RETAIL -- 1.4%
Target Corp.                                                                         25,540       1,488,216
CONSUMER STAPLES -- 5.2%
BEVERAGES -- 2.5%
Coca-Cola Co. (The)                                                                  28,070       2,077,461
Molson Coors Brewing Co., Cl. B, Non-Vtg.                                            10,610         480,103
                                                                                              -------------
                                                                                                  2,557,564
FOOD & STAPLES RETAILING -- 1.3%
Wal-Mart Stores, Inc.                                                                21,740       1,330,488
HOUSEHOLD PRODUCTS -- 1.4%
Church & Dwight Co., Inc.                                                            29,710       1,461,435
ENERGY -- 7.5%
ENERGY EQUIPMENT & SERVICES -- 0.5%
Baker Hughes, Inc.                                                                   12,610         528,863
OIL, GAS & CONSUMABLE FUELS -- 7.0%
Apache Corp.                                                                          5,860         588,578
Chevron Corp.                                                                        32,740       3,511,038
Exxon Mobil Corp.                                                                    17,640       1,529,917
Penn West Petroleum Ltd.                                                             33,120         648,158
Royal Dutch Shell plc, ADR                                                           12,870         902,573
                                                                                              -------------
                                                                                                  7,180,264
FINANCIALS -- 14.0%
CAPITAL MARKETS -- 2.5%
BlackRock, Inc.                                                                       3,280         672,072
Goldman Sachs Group, Inc. (The)                                                      15,130       1,881,718
                                                                                              -------------
                                                                                                  2,553,790
COMMERCIAL BANKS -- 6.7%
CIT Group, Inc.(1)                                                                   27,950       1,152,658
M&T Bank Corp.                                                                       15,670       1,361,410
SunTrust Banks, Inc.                                                                 11,320         273,604
U.S. Bancorp                                                                         45,920       1,454,746
Wells Fargo & Co.                                                                    79,020       2,697,743
                                                                                              -------------
                                                                                                  6,940,161
DIVERSIFIED FINANCIAL SERVICES -- 2.8%
Citigroup, Inc.                                                                      31,780       1,161,559
JPMorgan Chase & Co.                                                                 38,580       1,773,908
                                                                                              -------------
                                                                                                  2,935,467
INSURANCE -- 2.0%
ACE Ltd.                                                                             19,450       1,423,740

                           1 | Total Return Portfolio

Total Return Portfolio

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                                                  Shares           Value
                                                                                -----------   -------------
INSURANCE CONTINUED
Travelers Cos., Inc. (The)                                                           10,570   $     625,744
                                                                                              -------------
                                                                                                  2,049,484
HEALTH CARE -- 7.2%
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.2%
Medtronic, Inc.                                                                      31,210       1,223,120
HEALTH CARE PROVIDERS & SERVICES -- 3.3%
Humana, Inc.                                                                         17,900       1,655,392
UnitedHealth Group, Inc.                                                             29,510       1,739,319
                                                                                              -------------
                                                                                                  3,394,711
PHARMACEUTICALS -- 2.7%
Merck & Co., Inc.                                                                    39,980       1,535,232
Pfizer, Inc.                                                                         55,150       1,249,699
                                                                                              -------------
                                                                                                  2,784,931
INDUSTRIALS -- 6.4%
AEROSPACE & DEFENSE -- 2.1%
Honeywell International, Inc.                                                        35,810       2,186,201
AIRLINES -- 0.4%
United Continental Holdings, Inc.(1)                                                 19,490         419,035
INDUSTRIAL CONGLOMERATES -- 1.4%
Tyco International Ltd.                                                              26,000       1,460,680
MACHINERY -- 1.5%
Navistar International Corp.(1)                                                      25,430       1,028,644
SPX Corp.                                                                             6,500         503,945
                                                                                              -------------
                                                                                                  1,532,589
TRADING COMPANIES & DISTRIBUTORS -- 1.0%
AerCap Holdings NV(1)                                                                86,350         959,349
INFORMATION TECHNOLOGY -- 5.3%
COMMUNICATIONS EQUIPMENT -- 1.8%
Juniper Networks, Inc.(1)                                                            81,350       1,861,288
COMPUTERS & PERIPHERALS -- 0.5%
Hewlett-Packard Co.                                                                  21,620         515,205
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.2%
TE Connectivity Ltd.                                                                 33,600       1,234,800
INTERNET SOFTWARE & SERVICES -- 0.7%
VeriSign, Inc.                                                                       19,080         731,527
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.8%
Xilinx, Inc.                                                                         21,790         793,810
SOFTWARE -- 0.3%
Microsoft Corp.                                                                       9,900         319,275
MATERIALS -- 2.4%
CHEMICALS -- 1.4%
Celanese Corp., Series A                                                              7,950         367,131
Mosaic Co. (The)                                                                     19,510       1,078,708
                                                                                              -------------
                                                                                                  1,445,839
CONTAINERS & PACKAGING -- 1.0%
Rock-Tenn Co., Cl. A                                                                 15,500       1,047,180

                           2 | Total Return Portfolio

Total Return Portfolio

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                                                  Shares           Value
                                                                                -----------   -------------
TELECOMMUNICATION SERVICES -- 0.7%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.7%
AT&T, Inc.                                                                           24,510   $     765,447
UTILITIES -- 4.3%
ELECTRIC UTILITIES -- 2.0%
American Electric Power Co., Inc.                                                    17,760         685,181
Edison International, Inc.                                                           31,300       1,330,563
                                                                                              -------------
                                                                                                  2,015,744
ENERGY TRADERS -- 0.7%
GenOn Energy, Inc.(1)                                                               373,810         777,525
MULTI-UTILITIES -- 1.6%
NiSource, Inc.                                                                       13,320         324,342
Public Service Enterprise Group, Inc.                                                41,840       1,280,722
                                                                                              -------------
                                                                                                  1,605,064
                                                                                              -------------
Total Common Stocks (Cost $54,999,929)                                                           60,221,367

                                                                                 Principal
                                                                                  Amount          Value
                                                                                -----------   -------------
ASSET-BACKED SECURITIES -- 4.0%
AESOP Funding II LLC, Automobile Receivables Nts., Series 2011-1A, Cl. A,
 1.85%, 11/20/13(2)                                                             $    60,000          60,188
Ally Master Owner Trust 2010-3, Asset-Backed Certificates, Series 2010-3,
 Cl. A, 2.88%, 4/15/15(2)                                                           140,000         142,548
Ally Master Owner Trust, Automobile Receivables Nts., Series 2011-4, Cl. A2,
 1.54%, 9/15/16                                                                     115,000         115,791
AmeriCredit Automobile Receivables Trust 2009-1, Automobile
 Receivables-Backed Nts., Series 2009-1, Cl. A3, 3.04%, 10/15/13                     15,363          15,425
AmeriCredit Automobile Receivables Trust 2010-1, Automobile
 Receivables-Backed Nts., Series 2010-1, Cl. D, 6.65%, 7/17/17                       70,000          76,276
AmeriCredit Automobile Receivables Trust 2010-2,
 Automobile Receivables-Backed Nts.:
Series 2010-2, Cl. C, 4.52%, 10/8/15                                                 95,000          99,956
Series 2010-2, Cl. D, 6.24%, 6/8/16                                                  25,000          27,404
AmeriCredit Automobile Receivables Trust 2010-3, Automobile
 Receivables-Backed Nts., Series 2010-3, Cl. A2, 0.77%, 12/9/13                       8,700           8,702
AmeriCredit Automobile Receivables Trust 2010-4, Automobile
 Receivables-Backed Nts., Series 2010-4, Cl. D, 4.20%, 11/8/16                      170,000         178,531
AmeriCredit Automobile Receivables Trust 2011-1,
 Automobile Receivables-Backed Nts., Series 2011-1, Cl. D, 4.26%, 2/8/17             30,000          31,580
AmeriCredit Automobile Receivables Trust 2011-2,
 Automobile Receivables-Backed Nts.:
Series 2011-2, Cl. A3, 1.61%, 10/8/15                                                35,000          35,303
Series 2011-2, Cl. B, 2.33%, 3/8/16                                                 100,000         101,716
Series 2011-2, Cl. D, 4%, 5/8/17                                                    100,000         104,959

                           3 | Total Return Portfolio

Total Return Portfolio

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                                                 Principal
                                                                                  Amount          Value
                                                                                -----------   -------------
AmeriCredit Automobile Receivables Trust 2011-4, Automobile
 Receivables-Backed Nts., Series 2011-4, Cl. D, 4.08%, 7/10/17                  $   165,000   $     165,205
AmeriCredit Automobile Receivables Trust 2011-5, Automobile
 Receivables-Backed Nts., Series 2011-5, Cl. D, 5.05%, 12/8/17                      100,000         104,064
AmeriCredit Prime Automobile Receivables Trust 2010-2, Automobile
 Receivables Nts., Series 2010-2, Cl. A2, 1.22%, 10/8/13                                 32              32
Avis Budget Rental Car Funding AESOP LLC, Automobile Receivable Nts.:
Series 2011-2A, Cl. A, 2.37%, 11/20/14(2)                                           100,000         101,530
Series 2012-1A, Cl. A, 2.044%, 8/20/16(2)                                            75,000          75,183
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%,
 7/20/15(2)                                                                          22,160          23,230
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series
 2003-C4, Cl. C4, 5%, 6/10/15                                                        70,000          73,042
Citibank Omni Master Trust, Credit Card Receivables:
Series 2009-A13, Cl. A13, 5.35%, 8/15/18(2)                                         225,000         247,101
Series 2009-A17, Cl. A17, 4.90%, 11/15/18(2)                                         40,000          43,825
CNH Wholesale Master Note Trust 2011-1, Equipment Nts., Series 2011-1, Cl.
 1A, 1.042%, 1/20/41(3)                                                             115,000         115,104
Credit Acceptance Auto Loan Trust, Automobile Receivable Nts., Series
 2012-1A, Cl. A, 2.20%, 9/16/19(2)                                                   55,000          54,989
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1,
 Cl. A, 3.91%, 3/15/16                                                              100,000         101,481
DT Auto Owner Trust 2009-1, Automobile Receivable Nts., Series 2009-1, Cl.
 A1, 2.98%, 10/15/15(2)                                                              28,121          28,218
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl.
 C, 3.05%, 8/15/15(2)                                                               140,000         140,441
DT Auto Owner Trust 2011-2A, Automobile Receivable Nts., Series 2011-2A, Cl.
 C, 3.05%, 7/15/13(2)                                                                35,000          34,983
DT Auto Owner Trust 2011-3A, Automobile Receivable Nts., Series 2011-3A, Cl.
 C, 4.03%, 12/15/41(2)                                                               98,000          98,100
Exeter Automobile Receivables Trust, Automobile Receivable Nts., Series
 2012-1A, Cl. A, 2.02%, 8/15/16(4)                                                   81,231          81,214
First Investors Auto Owner Trust 2011-1, Automobile Receivable Nts., Series
 2011-1, Cl. A2, 1.47%, 3/16/15                                                      59,844          59,808
Ford Credit Floorplan Master Owner Trust 2011-1, Asset-Backed Nts., Series
 2011-1, Cl. A1, 2.12%, 2/15/16                                                     125,000         127,929
Ford Credit Floorplan Master Owner Trust, Automobile Receivable Nts., Series
 2012-1, Cl. A, 0.712%, 1/15/16(3)                                                  155,000         155,597
GE Dealer Floorplan Master Note Trust, Asset-Backed Securities, Series
 2009-2A, Cl. A, 2.024%, 10/20/14(2,3)                                              115,000         115,938
Hertz Vehicle Financing LLC, Automobile Receivable Nts., Series 2010-1A, Cl.
 A1, 2.60%, 2/25/15(2)                                                              175,000         178,188
MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2003-C7,
 Cl. C7, 1.592%, 3/15/16(3)                                                         120,000         120,912
Rental Car Finance Corp., Automobile Receivable Nts., Series 2011-1A, Cl.
 A1, 2.51%, 2/25/16(2)                                                               85,000          85,096

                           4 | Total Return Portfolio

Total Return Portfolio

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                                                 Principal
                                                                                  Amount          Value
                                                                                -----------   -------------
Santander Drive Auto Receivables Trust 2010-2, Automobile Receivables Nts.,
 Series 2010-2, Cl. A2, 0.95%, 8/15/13                                          $    24,034   $      24,039
Santander Drive Auto Receivables Trust 2010-3, Automobile Receivables Nts.,
 Series 2010-3, Cl. C, 3.06%, 11/15/17                                              115,000         115,356
Santander Drive Auto Receivables Trust 2010-A, Automobile Receivables Nts.:
Series 2010-A, Cl. A2, 1.37%, 8/15/13(2)                                             31,765          31,816
Series 2010-A, Cl. A3, 1.83%, 11/17/14(2)                                            95,000          95,700
Santander Drive Auto Receivables Trust 2011-1, Automobile Receivables Nts.,
 Series 2011-1, Cl. D, 4.01%, 2/15/17                                               115,000         115,503
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables
 Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17(4)                                    105,219         104,973
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables
 Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17(2)                                     76,077          75,982
Santander Drive Auto Receivables Trust 2012-1, Automobile Receivables Nts.,
 Series 2012-1, Cl. A2, 1.25%, 4/15/15                                               75,000          75,012
Santander Drive Auto Receivables Trust 2012-2, Automobile Receivables Nts.,
 Series 2012-2, Cl. D, 5%, 2/15/18                                                  115,000         115,265
Westlake Automobile Receivables Trust 2011-1, Automobile Receivables Nts.,
 Series 2011-1, Cl. A3, 1.49%, 6/16/14(2)                                            50,000          50,115
                                                                                              -------------
Total Asset-Backed Securities (Cost $4,105,720)                                                   4,133,350
MORTGAGE-BACKED OBLIGATIONS -- 24.3%
GOVERNMENT AGENCY -- 20.0%
FHLMC/FNMA/FHLB/SPONSORED -- 19.4%
Federal Home Loan Mortgage Corp.:
4.50%, 10/15/18                                                                     143,134         153,688
4.50%, 4/1/42(5)                                                                    780,000         827,288
5%, 12/15/34                                                                         10,437          11,269
5.50%, 9/1/39                                                                       287,181         312,802
6.50%, 4/15/18-4/1/34                                                                99,927         112,129
7%, 10/1/31                                                                          76,449          89,307
8%, 4/1/16                                                                           32,654          35,307
9%, 8/1/22-5/1/25                                                                    13,284          15,331
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit
Multiclass Pass-Through Certificates:
Series 2006-11, Cl. PS, 23.68%, 3/25/36(3)                                           84,686         128,584
Series 2461, Cl. PZ, 6.50%, 6/15/32                                                 171,903         198,375
Series 2500, Cl. FD, 0.742%, 3/15/32(3)                                              22,814          23,004
Series 2526, Cl. FE, 0.642%, 6/15/29(3)                                              29,858          30,002
Series 2551, Cl. FD, 0.642%, 1/15/33(3)                                              20,132          20,228
Series 3019, Cl. MD, 4.75%, 1/1/31                                                    5,934           5,933
Series 3025, Cl. SJ, 23.864%, 8/15/35(3)                                             15,341          24,040
Series 3094, Cl. HS, 23.497%, 6/15/34(3)                                             48,695          70,063
Series 3242, Cl. QA, 5.50%, 3/1/30                                                    4,401           4,400
Series 3822, Cl. JA, 5%, 6/1/40                                                     185,481         199,461
Series 3848, Cl. WL, 4%, 4/1/40                                                     135,087         142,085

                           5 | Total Return Portfolio

Total Return Portfolio

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                                                 Principal
                                                                                  Amount          Value
                                                                                -----------   -------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed
 Security:
Series 183, Cl. IO, 15.734%, 4/1/27(6)                                          $    73,303   $      16,165
Series 192, Cl. IO, 12.617%, 2/1/28(6)                                               19,266           3,703
Series 2130, Cl. SC, 50.743%, 3/15/29(6)                                             57,763          10,853
Series 243, Cl. 6, 0.583%, 12/15/32(6)                                               57,522          13,018
Series 2527, Cl. SG, 53.979%, 2/15/32(6)                                                516               1
Series 2531, Cl. ST, 99.999%, 2/15/30(6)                                              4,145              76
Series 2796, Cl. SD, 64.028%, 7/15/26(6)                                             85,234          15,251
Series 2802, Cl. AS, 87.786%, 4/15/33(6)                                             44,348           2,785
Series 2920, Cl. S, 66.452%, 1/15/35(6)                                             357,991          71,059
Series 3110, Cl. SL, 99.999%, 2/15/26(6)                                             51,009           6,540
Series 3450, Cl. BI, 10.188%, 5/15/38(6)                                            114,358          15,899
Series 3451, Cl. SB, 15.775%, 5/15/38(6)                                            467,038          57,881
Series 3662, Cl. SM, 24.714%, 10/15/32(6)                                            80,000          10,931
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed
 Security, Series 176, Cl. PO, 3.874%, 6/1/26(7)                                     19,481          17,213
Federal National Mortgage Assn.:
2.50%, 4/1/27(5)                                                                  1,670,000       1,693,484
3.50%, 4/1/27(5)                                                                    830,000         870,722
4%, 4/1/27-4/1/42(5)                                                              1,965,000       2,062,070
4.50%, 4/1/27-4/1/42(5)                                                           2,377,000       2,529,960
5%, 4/1/42(5)                                                                     2,130,000       2,301,066
5.50%, 4/1/42(5)                                                                  1,119,000       1,219,361
6%, 11/25/17-3/1/37                                                                 380,127         417,437
6%, 4/1/42(5)                                                                       380,000         418,713
6.50%, 5/25/17-10/25/19                                                             212,349         233,226
6.50%, 4/1/42(5)                                                                    359,000         402,136
7%, 10/25/35                                                                         18,836          21,865
8.50%, 7/1/32                                                                         2,570           3,139
Federal National Mortgage Assn., 15 yr., 3%, 4/1/27(5)                            1,780,000       1,843,134
Federal National Mortgage Assn., 30 yr., 3.50%, 4/1/42(5)                           315,000         323,564
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit
 Multiclass Pass-Through Certificates:
Trust 1998-61, Cl. PL, 6%, 11/25/28                                                  49,990          56,463
Trust 2003-130, Cl. CS, 13.617%, 12/25/33(3)                                         40,233          47,189
Trust 2003-28, Cl. KG, 5.50%, 4/25/23                                               662,000         736,277
Trust 2004-101, Cl. BG, 5%, 1/25/20                                                 292,115         313,179
Trust 2004-9, Cl. AB, 4%, 7/1/17                                                     31,759          31,914
Trust 2005-30, Cl. CU, 5%, 4/1/29                                                     5,006           5,007
Trust 2005-31, Cl. PB, 5.50%, 4/25/35                                               250,000         300,682
Trust 2006-46, Cl. SW, 23.313%, 6/25/36(3)                                           62,605          94,534
Trust 2006-50, Cl. KS, 23.314%, 6/25/36(3)                                           45,161          68,334
Trust 2007-42, Cl. A, 6%, 2/1/33                                                    151,644         159,520
Trust 2009-36, Cl. FA, 1.182%, 6/25/37(3)                                           165,210         167,694
Trust 2011-15, Cl. DA, 4%, 3/1/41                                                    81,244          85,249
Trust 2011-3, Cl. KA, 5%, 4/1/40                                                    132,572         144,996

                           6 | Total Return Portfolio

Total Return Portfolio

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                                                 Principal
                                                                                  Amount          Value
                                                                                -----------   -------------
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-65, Cl. S, 39.095%, 11/25/31(6)                                      $   140,243   $      27,252
Trust 2001-81, Cl. S, 30.492%, 1/25/32(6)                                            35,218           7,415
Trust 2002-47, Cl. NS, 36.139%, 4/25/32(6)                                           93,148          18,896
Trust 2002-51, Cl. S, 36.394%, 8/25/32(6)                                            85,532          17,351
Trust 2002-52, Cl. SD, 40.406%, 9/25/32(6)                                          109,463          22,649
Trust 2002-77, Cl. SH, 41.532%, 12/18/32(6)                                          48,660          10,078
Trust 2002-84, Cl. SA, 41.65%, 12/25/32(6)                                          130,429          23,643
Trust 2003-33, Cl. SP, 42.075%, 5/25/33(6)                                          147,544          21,765
Trust 2003-4, Cl. S, 37.302%, 2/25/33(6)                                             84,518          13,851
Trust 2003-89, Cl. XS, 99.999%, 11/25/32(6)                                          12,164             505
Trust 2004-54, Cl. DS, 50.033%, 11/25/30(6)                                          85,554          15,749
Trust 2004-56, Cl. SE, 19.76%, 10/25/33(6)                                           83,190          13,214
Trust 2005-40, Cl. SA, 60.917%, 5/25/35(6)                                          196,829          37,682
Trust 2005-71, Cl. SA, 65.811%, 8/25/25(6)                                          225,942          30,643
Trust 2005-93, Cl. SI, 24.006%, 10/25/35(6)                                         107,562          15,362
Trust 2006-129, Cl. SM, 27.13%, 1/25/37(6)                                          407,183          62,682
Trust 2008-46, Cl. EI, 9.748%, 6/25/38(6)                                           114,025          16,251
Trust 2008-55, Cl. SA, 23.953%, 7/25/38(6)                                          263,809          36,421
Trust 2008-67, Cl. KS, 62.832%, 8/25/34(6)                                          171,099          13,627
Trust 2009-8, Cl. BS, 17.59%, 2/25/24(6)                                             73,415           7,901
Trust 222, Cl. 2, 24.472%, 6/1/23(6)                                                155,148          32,105
Trust 252, Cl. 2, 37.349%, 11/1/23(6)                                               134,460          29,749
Trust 319, Cl. 2, 5.49%, 2/1/32(6)                                                   32,614           6,294
Trust 320, Cl. 2, 10.173%, 4/1/32(6)                                                 28,973           5,465
Trust 321, Cl. 2, 1.199%, 4/1/32(6)                                                 353,250          64,853
Trust 331, Cl. 9, 13.173%, 2/1/33(6)                                                103,004          20,531
Trust 334, Cl. 17, 20.827%, 2/1/33(6)                                                68,144          14,421
Trust 339, Cl. 12, 2.503%, 7/1/33(6)                                                 99,510          19,644
Trust 339, Cl. 7, 0%, 7/1/33(6,8)                                                   269,660          42,297
Trust 343, Cl. 13, 6.299%, 9/1/33(6)                                                 95,620          15,675
Trust 345, Cl. 9, 99.999%, 1/1/34(6)                                                119,789          16,869
Trust 351, Cl. 10, 10.519%, 4/1/34(6)                                                12,880           2,044
Trust 351, Cl. 8, 5.139%, 4/1/34(6)                                                  44,571           7,193
Trust 356, Cl. 10, 0%, 6/1/35(6,8)                                                   36,749           5,761
Trust 356, Cl. 12, 0%, 2/1/35(6,8)                                                   21,792           3,388
Trust 362, Cl. 13, 1.46%, 8/1/35(6)                                                 107,268          20,226
Trust 364, Cl. 16, 3.44%, 9/1/35(6)                                                  94,734          16,768
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed
 Security, Trust 1993-184, Cl. M, 4.38%, 9/25/23(7)                                  52,658          44,220
                                                                                              -------------
                                                                                                 19,976,026
GNMA/GUARANTEED -- 0.4%
Government National Mortgage Assn.:
7%, 1/30/24                                                                          73,759          84,984

                           7 | Total Return Portfolio

Total Return Portfolio

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                                                 Principal
                                                                                  Amount          Value
                                                                                -----------   -------------
GNMA/GUARANTEED CONTINUED
7.50%, 1/30/23-6/30/24                                                          $    72,447   $      82,207
8%, 5/30/17                                                                          23,541          26,112
8.50%, 8/1/17-12/15/17                                                               18,182          20,583
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed
 Security:
Series 2001-21, Cl. SB, 90.616%, 1/16/27(6)                                         104,869          19,274
Series 2002-15, Cl. SM, 79.812%, 2/16/32(6)                                         119,477          22,670
Series 2002-76, Cl. SY, 82.658%, 12/16/26(6)                                        261,581          52,191
Series 2004-11, Cl. SM, 78.574%, 1/17/30(6)                                          96,166          20,889
Series 2007-17, Cl. AI, 21.527%, 4/16/37(6)                                         326,989          66,509
Series 2011-52, Cl. HS, 7.51%, 4/16/41(6)                                           147,305          34,574
                                                                                              -------------
                                                                                                    429,993
OTHER AGENCY -- 0.2%
NCUA Guaranteed Notes Trust 2010-R3, Gtd. Nts., Series 2010-R3, Cl. 2A,
 0.826%, 12/8/20(3)                                                                 206,072         206,958
NON-AGENCY -- 4.3%
COMMERCIAL -- 3.2%
Banc of America Commercial Mortgage Trust 2007-1, Commercial Mtg.
 Pass-Through Certificates, Series 2007-1, Cl. A4, 5.451%, 1/1/49                   160,000         181,015
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through
 Certificates, Series 2007-3, Cl. A4, 5.633%, 6/1/49(3)                              90,000         100,332
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial
 Mtg. Pass-Through Certificates, Series 2007-PWR17, Cl. AM, 5.915%, 6/1/50(3)       100,000         105,111
CFCRE Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates,
 Series 2011-C1, Cl. A1, 1.871%, 4/1/44(2)                                           29,871          30,020
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through
 Certificates, Series 2008-C7, Cl. A4, 6.074%, 12/1/49(3)                           160,000         186,238
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial
 Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A4, 5.322%, 12/1/49           135,000         148,226
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates, Series
 2006-AB4, Cl. A1A, 6.005%, 10/25/36                                                 98,246          56,641
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through
 Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1,
 Cl. XPA, 4.721%, 9/1/20(2,6)                                                     1,072,068          74,444
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg.
 Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35                   102,326          98,078
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg.
 Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37                 93,710          59,601
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust
 2006-GG7, Commercial Mtg. Pass-Through Certificates, Series 2006-GG7, Cl.
 AM, 5.883%, 7/1/38(3)                                                              190,000         198,421

                           8 | Total Return Portfolio

Total Return Portfolio

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                                                 Principal
                                                                                  Amount          Value
                                                                                -----------   -------------
COMMERCIAL CONTINUED
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust
 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl.
 A4, 5.736%, 12/1/49                                                            $   230,000   $     254,902
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust
 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl.
 AM, 5.475%, 3/1/39                                                                 115,000         114,550
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series
 2011-GC3, Cl. A1, 2.331%, 3/1/44                                                    82,082          83,779
GS Mortgage Securities Trust 2006-GG6, Commercial Mtg. Pass-Through
 Certificates, Series 2006-GG6, Cl. AM, 5.622%, 4/1/38                               94,322          97,581
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series
 2005-AR4, Cl. 6A1, 5.25%, 7/1/35                                                   125,766         122,768
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg.
 Pass-Through Certificates:
Series 2011-C3, Cl. A1, 1.875%, 2/1/46(2)                                            97,896          98,894
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49(4)                                        44,955          45,629
Series 2007-LDP10, Cl. A3S, 5.317%, 1/1/49                                          165,000         171,844
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49                                             20,000          22,266
LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through
 Certificates, Series 2007-C6, Cl. A4, 5.858%, 7/11/40                              205,000         232,925
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series
 2004-6, Cl. 10A1, 6%, 7/25/34                                                      202,163         207,995
Merrill Lynch Mortgage Trust 2006-C2, Commercial Mtg. Pass-Through
 Certificates, Series 2006-C2, Cl. AM, 5.782%, 8/1/43                                95,000          98,816
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through
 Certificates, Series 2007-IQ15, Cl. AM, 5.882%, 6/1/49(3)                          115,000         113,989
Wachovia Bank Commercial Mortgage Trust 2006-C28, Commercial Mtg.
 Pass-Through Certificates, Series 2006-C28, Cl. A4, 5.572%, 10/1/48                 40,000          44,561
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg.
 Pass-Through Certificates, Series 2007-C34, Cl. A3, 5.678%, 5/1/46                 120,000         136,734
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through
 Certificates, Series 2005-AR1, Cl. 1A1, 2.613%, 2/1/35(3)                           65,913          61,911
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg.
 Pass-Through Certificates, Series 2011-C3, Cl. XA, 8.956%, 3/1/44(6)             1,304,605         115,116
                                                                                              -------------
                                                                                                  3,262,387
MULTIFAMILY -- 0.2%
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through
 Certificates, Series 2006-AR6, Cl. 3A1, 2.668%, 3/25/36(3)                         220,931         189,086
OTHER -- 0.2%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust
 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl.
 A4, 5.444%, 3/1/39                                                                 155,000         171,222

                           9 | Total Return Portfolio

Total Return Portfolio

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                                                 Principal
                                                                                  Amount          Value
                                                                                -----------   -------------
RESIDENTIAL -- 0.7%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates,
 Series 2004-W8, Cl. A2, 1.202%, 5/25/34(3)                                     $   140,887   $     118,860
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through
 Certificates, Series 2007-4, Cl. AM, 5.791%, 2/1/51(3)                             105,000         105,418
Banc of America Mortgage Securities, Inc., Mtg. Pass-Through Certificates,
 Series 2004-E, Cl. 2A6, 2.868%, 6/1/34(3)                                          124,557         118,803
Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through
 Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35                                 107,221          79,616
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 0.982%, 2/25/33(3)                                             2,400           2,332
Series 2005-16, Cl. 2AF2, 5.343%, 5/1/36(3)                                         233,225         180,769
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates,
 Series 2003-QS1, Cl. A2, 5.75%, 1/25/33                                             48,866          50,688
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through
 Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35                              102,925         104,333
                                                                                              -------------
                                                                                                    760,819
                                                                                              -------------
Total Mortgage-Backed Obligations (Cost $24,238,329)                                             24,996,491
U.S. GOVERNMENT OBLIGATIONS -- 0.8%
Federal Home Loan Mortgage Corp. Nts.:
2%, 8/25/16                                                                          40,000          41,610
2.375%, 1/13/22                                                                     201,000         197,660
2.50%, 5/27/16                                                                       60,000          63,767
5%, 2/16/17                                                                          65,000          76,691
5.25%, 4/18/16                                                                      105,000         122,867
5.50%, 7/18/16                                                                       65,000          77,420
Federal National Mortgage Assn. Nts.:
1.125%, 4/27/17                                                                     191,000         189,952
5.375%, 6/12/17                                                                      75,000          90,371
                                                                                              -------------
Total U.S. Government Obligations (Cost $840,278)                                                   860,338
NON-CONVERTIBLE CORPORATE BONDS AND NOTES -- 18.4%
CONSUMER DISCRETIONARY -- 3.0%
AUTO COMPONENTS -- 0.1%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21                                   95,000         101,650
AUTOMOBILES -- 0.3%
Daimler Finance North America LLC, 2.30% Sr. Unsec. Nts., 1/9/15(2)                  77,000          78,996
DaimlerChrysler NA Holdings Corp., 8.50% Nts., 1/18/31                               54,000          78,640
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Nts., 8/2/21                           115,000         124,217
                                                                                              -------------
                                                                                                    281,853
DIVERSIFIED CONSUMER SERVICES -- 0.1%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15                          113,000         124,018
HOTELS, RESTAURANTS & LEISURE -- 0.3%
Darden Restaurants, Inc., 4.50% Sr. Unsec. Unsub. Nts., 10/15/21                     54,000          55,483
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15(2)                        171,000         188,057

                           10 | Total Return Portfolio

Total Return Portfolio

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                                                 Principal
                                                                                  Amount          Value
                                                                                -----------   -------------
HOTELS, RESTAURANTS & LEISURE CONTINUED
Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts.,
 12/1/19                                                                        $    26,000   $      30,940
                                                                                              -------------
                                                                                                    274,480
HOUSEHOLD DURABLES -- 0.4%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22                                      106,000         111,565
Newell Rubbermaid, Inc., 5.50% Sr. Unsec. Nts., 4/15/13                             107,000         111,600
Whirlpool Corp.:
5.50% Sr. Unsec. Unsub. Nts., 3/1/13                                                 44,000          45,613
8% Sr. Unsec. Nts., 5/1/12                                                           85,000          85,434
                                                                                              -------------
                                                                                                    354,212
LEISURE EQUIPMENT & PRODUCTS -- 0.1%
Mattel, Inc., 5.625% Sr. Unsec. Nts., 3/15/13                                       110,000         115,083
MEDIA -- 1.0%
CBS Corp., 3.375% Sr. Unsec. Unsub. Nts., 3/1/22                                     53,000          51,247
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22        67,000          97,273
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18                                 98,000         109,760
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
5.15% Sr. Unsec. Nts., 3/15/42(2)                                                    58,000          56,537
7.625% Sr. Unsec. Unsub. Nts., 5/15/16                                               10,000          10,484
Dish DBS Corp., 6.75% Sr. Unsec. Nts., 6/1/21                                       104,000         112,580
Historic TW, Inc., 9.125% Debs., 1/15/13                                             37,000          39,277
Interpublic Group of Cos., Inc. (The):
4% Sr. Nts., 3/15/22                                                                 32,000          31,386
6.25% Sr. Unsec. Nts., 11/15/14                                                      40,000          43,800
10% Sr. Unsec. Nts., 7/15/17                                                        105,000         120,750
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41                                   36,000          41,263
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33                           59,000          78,852
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/21                                                         63,000          67,821
6.50% Sr. Sec. Nts., 1/15/18                                                        135,000         147,319
                                                                                              -------------
                                                                                                  1,008,349
MULTILINE RETAIL -- 0.2%
Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21                               62,000          64,933
Macy's Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14                        164,000         179,848
                                                                                              -------------
                                                                                                    244,781
SPECIALTY RETAIL -- 0.4%
Limited Brands, Inc., 6.625% Sr. Nts., 4/1/21                                       103,000         112,141
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20                               115,000         119,888
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19(2)         106,000         113,420
Staples, Inc., 9.75% Sr. Unsec. Unsub. Nts., 1/15/14                                 90,000         102,295
                                                                                              -------------
                                                                                                    447,744
TEXTILES, APPAREL & LUXURY GOODS -- 0.1%
Phillips-Van Heusen Corp., 7.375% Sr. Unsec. Unsub. Nts., 5/15/20                    91,000         100,783

                           11 | Total Return Portfolio

Total Return Portfolio

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                                                 Principal
                                                                                  Amount          Value
                                                                                -----------   -------------
CONSUMER STAPLES -- 1.2%
BEVERAGES -- 0.3%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39     $    41,000   $      62,228
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14                         29,000          31,906
Pernod-Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22(2)                                 101,000         101,429
SABMiller Holdings, Inc., 4.95% Sr. Unsec. Nts., 1/15/42                             66,000          68,421
                                                                                              -------------
                                                                                                    263,984
FOOD & STAPLES RETAILING -- 0.2%
Delhaize Group:
5.70% Sr. Unsec. Nts., 10/1/40                                                       31,000          28,671
5.875% Sr. Unsec. Unsub. Bonds, 2/1/14                                               92,000          98,962
Kroger Co. (The), 5% Sr. Nts., 4/15/13                                               97,000         101,114
                                                                                              -------------
                                                                                                    228,747
FOOD PRODUCTS -- 0.4%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14                                                45,000          47,747
8.50% Sr. Unsec. Nts., 6/15/19                                                       50,000          61,148
Kraft Foods, Inc.:
6% Sr. Unsec. Nts., 2/11/13                                                          99,000         103,452
6.50% Sr. Unsec. Unsub. Nts., 2/9/40                                                 59,000          72,643
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18                                113,000         122,746
                                                                                              -------------
                                                                                                    407,736
TOBACCO -- 0.3%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39                                   85,000         131,849
Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41                                    72,000          77,487
Reynolds American, Inc., 7.25% Sr. Sec. Nts., 6/1/13                                105,000         111,895
                                                                                              -------------
                                                                                                    321,231
ENERGY -- 2.2%
ENERGY EQUIPMENT & SERVICES -- 0.6%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21                                           115,000         124,254
Nabors Industries, Inc., 6.15% Sr. Unsec. Unsub. Nts., 2/15/18                      139,000         162,361
Noble Holding International Ltd., 7.375% Sr. Unsec. Bonds, 3/15/14                   91,000         100,984
Precision Drilling Corp.:
6.50% Sr. Unsec. Nts., 12/15/21(2)                                                   50,000          52,500
6.625% Sr. Unsec. Nts., 11/15/20                                                     48,000          50,520
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17                                        119,000         126,804
                                                                                              -------------
                                                                                                    617,423
OIL, GAS & CONSUMABLE FUELS -- 1.6%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40                             70,000          79,363
Canadian Oil Sands Ltd., 5.80% Sr. Unsec. Nts., 8/15/13(2)                          105,000         110,914
El Paso Pipeline Partners LP, 6.50% Sr. Unsec. Nts., 4/1/20                         158,000         177,299
Energy Transfer Partners LP:
4.65% Sr. Unsec. Unsub. Nts., 6/1/21                                                 84,000          85,704
5.20% Sr. Unsec. Unsub. Nts., 2/1/22                                                 31,000          32,480
Enterprise Products Operating LLC, 4.85% Sr. Unsec. Unsub. Nts., 8/15/42             56,000          53,522
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13            183,000         190,414

                           12 | Total Return Portfolio

Total Return Portfolio

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                                                 Principal
                                                                                  Amount          Value
                                                                                -----------   -------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
Newfield Exploration Co., 6.875% Sr. Unsec. Sub. Nts., 2/1/20                   $   101,000   $     106,303
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37                                 118,000         129,806
Phillips 66, 4.30% Unsec. Nts., 4/1/22(2)                                            70,000          71,319
Plains All American Pipeline LP/PAA Finance Corp., 5.15% Sr. Unsec. Unsub.
 Nts., 6/1/42                                                                        58,000          56,695
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19                             102,000         112,455
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14(2)       96,000         103,800
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15(2)              108,000         100,440
Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22(2)                           53,000          52,622
Woodside Finance Ltd.:
4.60% Sr. Unsec. Nts., 5/10/21(2)                                                    80,000          83,331
5% Sr. Unsec. Nts., 11/15/13(2)                                                     103,000         108,206
                                                                                              -------------
                                                                                                  1,654,673
FINANCIALS -- 6.5%
CAPITAL MARKETS -- 1.3%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19(2)             195,000         208,753
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34                       108,000         100,824
Goldman Sachs Group, Inc. (The):
5.25% Sr. Unsec. Nts., 7/27/21                                                       89,000          88,231
5.75% Sr. Unsec. Nts., 1/24/22                                                       63,000          64,908
6.25% Sr. Nts., 2/1/41                                                              101,000          99,805
Macquarie Bank Ltd.:
5% Sr. Nts., 2/22/17(2)                                                              35,000          35,297
6.625% Unsec. Sub. Nts., 4/7/21(2)                                                  152,000         152,786
Morgan Stanley, 5.625% Sr. Unsec. Nts., 9/23/19                                     248,000         245,423
Nomura Holdings, Inc.:
4.125% Sr. Unsec. Unsub. Nts., 1/19/16                                              107,000         107,941
6.70% Sr. Unsec. Nts., 3/4/20                                                         9,000           9,752
Raymond James Financial, Inc., 5.625% Sr. Nts., 4/1/24                              103,000         105,243
TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub. Nts., 12/1/12                  117,000         118,729
UBS AG Stamford CT, 2.25% Sr. Unsec. Nts., 8/12/13                                   45,000          45,295
                                                                                              -------------
                                                                                                  1,382,987
COMMERCIAL BANKS -- 1.6%
ANZ National International Ltd., 2.375% Sr. Unsec. Nts., 12/21/12(2)                124,000         125,434
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37                       208,000         208,000
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35(3)                             270,000         254,653
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20(2)                             185,000         183,243
Mercantile Bankshares Corp., 4.625% Unsec. Sub. Nts., Series B, 4/15/13              71,000          73,435
Nordea Bank AB, 3.125% Sr. Nts., 3/20/17(2)                                         195,000         195,381
Sumitomo Mitsui Banking Corp., 8% Unsec. Sub. Nts., 6/15/12                         110,000         111,259
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K(9)                      274,000         299,688

                           13 | Total Return Portfolio

Total Return Portfolio

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                                                 Principal
                                                                                  Amount          Value
                                                                                -----------   -------------
COMMERCIAL BANKS CONTINUED
Zions Bancorp:
4.50% Sr. Unsec. Unsub. Nts., 3/27/17                                           $    73,000   $      72,608
7.75% Sr. Unsec. Nts., 9/23/14                                                       88,000          96,415
                                                                                              -------------
                                                                                                  1,620,116
CONSUMER FINANCE -- 0.4%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13                           106,000         110,992
Discover Bank, 8.70% Unsec. Sub. Nts., 11/18/19                                     150,000         186,876
SLM Corp., 6.25% Sr. Nts., 1/25/16                                                  159,000         165,472
                                                                                              -------------
                                                                                                    463,340
DIVERSIFIED FINANCIAL SERVICES -- 1.0%
Bank of America Corp., 5.70% Sr. Unsec. Unsub. Nts., 1/24/22                        110,000         116,620
Citigroup, Inc., 6.125% Sr. Unsec. Unsub. Nts., 11/21/17                            170,000         189,930
ING Bank NV:
3.75% Unsec. Nts., 3/7/17(2)                                                        108,000         107,066
5% Sr. Unsec. Nts., 6/9/21(2)                                                        77,000          78,310
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1(9)                            341,000         374,869
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38                            149,000         162,699
                                                                                              -------------
                                                                                                  1,029,494
INSURANCE -- 1.7%
American International Group, Inc., 3.80% Unsec. Nts., 3/22/17                       76,000          77,023
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40                     32,000          36,557
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21                                                93,000          99,248
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20                                              55,000          59,038
Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts., 8/15/12(2)                       105,000         106,444
International Lease Finance Corp., 5.75% Sr. Unsec. Unsub. Nts., 5/15/16            109,000         108,957
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec. Unsub. Nts.,
 1/14/13(2)                                                                          50,000          49,000
Liberty Mutual Group, Inc., 5% Sr. Nts., 6/1/21(2)                                  164,000         164,013
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67                        222,000         208,680
Prudential Covered Trust 2012-1, 2.997% Sec. Nts., 9/30/15(2)                       135,000         136,637
Swiss Re Capital I LP, 6.854% Perpetual Bonds(2,9)                                  218,000         205,930
Unum Group, 5.625% Sr. Unsec. Unsub. Nts., 9/15/20                                  171,000         181,221
Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16                   116,000         117,998
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37(2,3)                          193,000         187,210
                                                                                              -------------
                                                                                                  1,737,956
REAL ESTATE INVESTMENT TRUSTS -- 0.5%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20                                                 25,000          25,868
7% Sr. Unsec. Nts., 10/15/17                                                         96,000         111,963
Brandywine Operating Partnership LP, 5.75% Sr. Unsec. Unsub. Nts., 4/1/12            57,000          57,000
CommonWealth REIT, 5.75% Sr. Unsec. Unsub. Bonds, 2/15/14                            97,000         100,394
Duke Realty LP, 6.25% Sr. Unsec. Unsub. Nts., 5/15/13                               106,000         111,204

                           14 | Total Return Portfolio

Total Return Portfolio

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                                                 Principal
                                                                                  Amount          Value
                                                                                -----------   -------------
REAL ESTATE INVESTMENT TRUSTS CONTINUED
WEA Finance LLC/WT Finance Aust Pty Ltd., 7.50% Sr. Unsec. Nts., 6/2/14(2)      $    93,000   $     102,746
                                                                                              -------------
                                                                                                    509,175
HEALTH CARE -- 0.5%
BIOTECHNOLOGY -- 0.2%
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40                                       70,000          73,362
Gilead Sciences, Inc., 5.65% Sr. Unsec. Nts., 12/1/41                                55,000          58,786
                                                                                              -------------
                                                                                                    132,148
HEALTH CARE PROVIDERS & SERVICES -- 0.2%
Aristotle Holding, Inc., 3.90% Unsec. Nts., 2/15/22(2)                               73,000          73,905
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41                                    59,000          73,353
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40                              70,000          73,097
                                                                                              -------------
                                                                                                    220,355
PHARMACEUTICALS -- 0.1%
Mylan, Inc., 6% Sr. Nts., 11/15/18(2)                                               120,000         126,000
INDUSTRIALS -- 1.2%
AEROSPACE & DEFENSE -- 0.1%
BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18                                   103,000         114,330
COMMERCIAL SERVICES & SUPPLIES -- 0.2%
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17                                109,000         119,355
R.R. Donnelley & Sons Co., 8.60% Sr. Unsec. Unsub. Nts., 8/15/16                    100,000         106,500
                                                                                              -------------
                                                                                                    225,855
INDUSTRIAL CONGLOMERATES -- 0.3%
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12                                            105,000         105,766
5.25% Sr. Unsec. Nts., 10/19/12                                                      15,000          15,378
6.375% Unsec. Sub. Bonds, 11/15/67                                                  212,000         216,770
                                                                                              -------------
                                                                                                    337,914
MACHINERY -- 0.4%
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16(2)                                  111,000         119,603
ITT Corp., 7.375% Unsec. Debs., 11/15/15                                             71,000          82,005
Joy Global, Inc., 5.125% Sr. Unsec. Unsub. Nts., 10/15/21                            54,000          58,560
Kennametal, Inc., 3.875% Sr. Unsec. Unsub. Nts., 2/15/22                             77,000          77,659
SPX Corp., 6.875% Sr. Unsec. Nts., 9/1/17(2)                                         94,000         103,400
                                                                                              -------------
                                                                                                    441,227
PROFESSIONAL SERVICES -- 0.0%
FTI Consulting, Inc., 6.75% Sr. Unsec. Nts., 10/1/20                                 17,000          18,296
ROAD & RAIL -- 0.2%
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41                                            33,000          35,838
Kansas City Southern de Mexico, 8% Sr. Unsec. Unsub. Nts., 2/1/18                    98,000         109,760
                                                                                              -------------
                                                                                                    145,598
INFORMATION TECHNOLOGY -- 0.6%
COMMUNICATIONS EQUIPMENT -- 0.1%
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41                        45,000          51,585

                           15 | Total Return Portfolio

Total Return Portfolio

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                                                 Principal
                                                                                  Amount          Value
                                                                                -----------   -------------
COMPUTERS & PERIPHERALS -- 0.1%
Hewlett-Packard Co., 4.65% Sr. Unsec. Nts., 12/9/21                             $    82,000   $      85,917
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.1%
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21                      112,000         114,625
Corning, Inc., 4.75% Sr. Unsec. Unsub. Nts., 3/15/42                                 41,000          39,729
                                                                                              -------------
                                                                                                    154,354
OFFICE ELECTRONICS -- 0.1%
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13                                         107,000         111,998
SOFTWARE -- 0.2%
BMC Software, Inc., 4.25% Sr. Unsec. Nts., 2/15/22                                   36,000          36,148
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20                               127,000         129,736
                                                                                              -------------
                                                                                                    165,884
MATERIALS -- 1.2%
CHEMICALS -- 0.3%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41                                        51,000          59,019
Airgas, Inc., 3.25% Sr. Nts., 10/1/15                                               186,000         193,605
Mosaic Co. (The), 4.875% Sr. Unsec. Unsub. Nts., 11/15/41                            68,000          67,847
                                                                                              -------------
                                                                                                    320,471
CONTAINERS & PACKAGING -- 0.2%
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr. Unsec. Nts.,
 2/1/21                                                                             101,000         109,080
Rock-Tenn Co., 4.90% Sr. Unsec. Nts., 3/1/22(2)                                      37,000          37,003
Sealed Air Corp., 8.375% Sr. Unsec. Nts., 9/15/21(2)                                 89,000         100,459
                                                                                              -------------
                                                                                                    246,542
METALS & MINING -- 0.6%
ArcelorMittal, 6.25% Sr. Unsec. Unsub. Nts., 2/25/22                                 56,000          56,704
Cliffs Natural Resources, Inc., 6.25% Sr. Unsec. Unsub. Nts., 10/1/40                28,000          29,750
Freeport-McMoRan Copper & Gold, Inc., 3.55% Sr. Unsec. Nts., 3/1/22                  74,000          71,188
Petrohawk Energy Corp., 6.25% Sr. Unsec. Nts., 6/1/19                               164,000         186,550
Teck Resources Ltd., 7% Sr. Unsec. Unsub. Nts., 9/15/12                             106,000         108,068
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15                                                60,000          65,528
6% Sr. Unsec. Unsub. Nts., 10/15/15                                                  87,000          96,046
7.25% Sr. Unsec. Unsub. Nts., 7/15/12                                                28,000          28,519
                                                                                              -------------
                                                                                                    642,353
PAPER & FOREST PRODUCTS -- 0.1%
International Paper Co., 6% Sr. Unsec. Unsub. Nts., 11/15/41                         46,000          49,960
TELECOMMUNICATION SERVICES -- 1.1%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.0%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38                                         134,000         157,576
British Telecommunications plc, 9.875% Bonds, 12/15/30                               67,000          98,619
CenturyLink, Inc., 7.65% Sr. Unsec. Unsub. Nts., 3/15/42                             80,000          75,203
Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17                       113,000         122,040
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15                                 111,000         129,207
Telecom Italia Capital SA:
7.175% Sr. Unsec. Unsub. Nts., 6/18/19                                              136,000         145,520
7.721% Sr. Unsec. Unsub. Nts., 6/4/38                                                43,000          42,140

                           16 | Total Return Portfolio

Total Return Portfolio

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                                                 Principal
                                                                                  Amount          Value
                                                                                -----------   -------------
DIVERSIFIED TELECOMMUNICATION SERVICES CONTINUED
Telefonica Emisiones SAU, 5.462% Sr. Unsec. Unsub. Nts., 2/16/21                $   154,000   $     149,921
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38                         65,000          78,779
Windstream Corp., 7.875% Sr. Unsec. Unsub. Nts., 11/1/17                            100,000         110,750
                                                                                              -------------
                                                                                                  1,109,755
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
America Movil SAB de CV, 6.125% Sr. Unsec. Unsub. Nts., 3/30/40                      49,000          57,224
UTILITIES -- 0.9%
ELECTRIC UTILITIES -- 0.6%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12(2)                             99,000          99,194
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17                          85,000          89,263
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13                    115,000         117,000
Northeast Utilities Co., 7.25% Sr. Unsec. Nts., 4/1/12                              110,000         110,000
Oncor Electric Delivery Co., 7% Debs., 9/1/22                                        18,000          21,877
PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts., 5/1/21(2)                             156,000         168,510
                                                                                              -------------
                                                                                                    605,844
ENERGY TRADERS -- 0.1%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13                                    104,000         110,730
GAS UTILITIES -- 0.1%
Southwest Gas Corp., 3.875% Sr. Unsec. Unsub. Nts., 4/1/22                           70,000          71,525
MULTI-UTILITIES -- 0.1%
CMS Energy Corp., 6.25% Sr. Unsec. Nts., 2/1/20                                      96,000         105,313
Pacific Gas & Electric Co., 4.50% Sr. Unsec. Nts., 12/15/41                          26,000          26,045
                                                                                              -------------
                                                                                                    131,358
                                                                                              -------------
Total Non-Convertible Corporate Bonds and Notes (Cost $18,371,908)                               18,967,038

                                                                                  Shares
                                                                                -----------   -------------
INVESTMENT COMPANY -- 6.9%

Oppenheimer Institutional Money Market Fund, Cl. E,
 0.22% (10,11) (Cost $7,114,040)                                                  7,114,040       7,114,040
Total Investments, at Value (Cost $109,670,204)                                       112.8%    116,292,624
Liabilities in Excess of Other Assets                                                 (12.8)    (13,162,959)
                                                                                -----------   -------------
Net Assets                                                                            100.0%  $ 103,129,665
                                                                                ===========   =============

FOOTNOTES TO STATEMENT OF INVESTMENTS

* March 30, 2012 represents the last business day of the Fund's quarterly period. See accompanying Notes.

1.   Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $5,974,424 or 5.79% of the Fund's net assets as of March 30, 2012.

3. Represents the current interest rate for a variable or increasing rate security.

4. Restricted security. The aggregate value of restricted securities as of March 30, 2012 was $231,816, which represents 0.22% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                           17 | Total Return Portfolio

Total Return Portfolio

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                                                                               UNREALIZED
                                                                          ACQUISITION                         APPRECIATION
SECURITY                                                                     DATE        COST       VALUE    (DEPRECIATION)
                                                                         ------------- ---------  ---------  --------------
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg.
 Pass-Through Certificates, Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49         7/14/10 $  44,393  $  45,629  $        1,236
Exeter Automobile Receivables Trust, Automobile Receivable Nts., Series
 2012-1A, Cl. A, 2.02%, 8/15/16                                                2/23/12    81,230     81,214             (16)
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables
 Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17                            2/4/11-2/9/12   105,326    104,973            (353)
                                                                                       ---------  ---------  --------------
                                                                                       $ 230,949  $ 231,816  $          867
                                                                                       =========  =========  ==============

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after March 30, 2012. See accompanying Notes.

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,366,049 or 1.32% of the Fund's net assets as of March 30, 2012.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $61,433 or 0.06% of the Fund's net assets as of March 30, 2012.

8. The current amortization rate of the security's cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 30, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                         SHARES               GROSS       GROSS        SHARES
                                                     DECEMBER 30, 2011 (a)  ADDITIONS  REDUCTIONS  MARCH 30, 2012
                                                     -----------------      ---------  ----------  --------------
Oppenheimer Institutional Money Market Fund, Cl. E          15,675,118      8,092,339  16,653,417       7,114,040

                                                                                          VALUE        INCOME
                                                                                       ----------  --------------
Oppenheimer Institutional Money Market Fund, Cl. E                                    $ 7,114,040  $        5,023

a. December 30, 2011 represents the last business day of the Fund's 2011 fiscal year. See accompanying Notes.

11.  Rate shown is the 7-day yield as of March 30, 2012.

FUTURES CONTRACTS AS OF MARCH 30, 2012 ARE AS FOLLOWS:

                                                                            UNREALIZED
                                       NUMBER OF  EXPIRATION               APPRECIATION
CONTRACT DESCRIPTION         BUY/SELL  CONTRACTS    DATE         VALUE    (DEPRECIATION)
--------------------------   --------  ---------  ----------  ----------  --------------
U.S. Long Bonds                   Buy          1     6/20/12  $  137,750  $       (1,939)
U.S. Treasury Nts., 2 yr.        Sell         24     6/29/12   5,283,375           1,802
U.S. Treasury Nts., 5 yr.        Sell         15     6/29/12   1,838,086           5,297
U.S. Treasury Nts., 10 yr.       Sell         10     6/20/12   1,294,844             881
U.S. Treasury Ultra Bonds         Buy         13     6/20/12   1,962,594         (82,856)
                                                                          --------------
                                                                          $      (76,815)
                                                                          ==============

NOTES TO STATEMENT OF INVESTMENTS

QUARTERLY AND ANNUAL PERIODS. The last day of the Fund's quarterly period was the last day the New York Stock Exchange was open for trading. The Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

                           18 | Total Return Portfolio

Total Return Portfolio

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

The last day of the Fund's fiscal year was the last day the New York Stock Exchange was open for trading. The Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 30, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                          WHEN-ISSUED OR DELAYED DELIVERY
                                 BASIS TRANSACTIONS
-----------------------   -------------------------------
Purchased securities      $                    14,786,873
Sold securities                                   286,929

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund's market value of investments relative to its net assets which can incrementally increase the volatility of the Fund's performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated

                           19 | Total Return Portfolio

Total Return Portfolio

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

SECURITIES VALUATION

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund's Board has adopted procedures for the valuation of the Fund's securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a "fair valuation" for any security for which market quotations are not "readily available." The Valuation Committee's fair valuation determinations are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund's assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the "bid" and "asked" prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

                           20 | Total Return Portfolio

Total Return Portfolio

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)


SECURITY TYPE                           STANDARD INPUTS GENERALLY CONSIDERED BY THIRD-PARTY PRICING
                                        VENDORS
-------------------------------------   -----------------------------------------------------------
Corporate debt, government debt,        Reported trade data, broker-dealer price quotations,
municipal, mortgage-backed and asset-   benchmark yields, issuer spreads on comparable securities,
backed securities                       the credit quality, yield, maturity, and other appropriate factors.

Loans                                   Information obtained from market participants regarding
                                        reported trade data and broker-dealer price quotations.

Event-linked bonds                      Information obtained from market participants regarding
                                        reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the "good faith" opinion of the Manager, the market value or price obtained does not constitute a "readily available market quotation," or a significant event has occurred that would materially affect the value of the security the security is fair valued either
(i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund's Board or (ii) as determined in good faith by the Manager's Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 30, 2012 based on valuation input level:

                           21 | Total Return Portfolio

Total Return Portfolio

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                                                LEVEL 3 --
                                             LEVEL 1 --        LEVEL 2 --      SIGNIFICANT
                                             UNADJUSTED     OTHER SIGNIFICANT  UNOBSERVABLE
                                            QUOTED PRICES   OBSERVABLE INPUTS     INPUTS         VALUE
                                            -------------   -----------------  ------------  --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary                   $   5,610,531   $              --  $         --  $   5,610,531
   Consumer Staples                             5,349,487                  --            --      5,349,487
   Energy                                       7,709,127                  --            --      7,709,127
   Financials                                  14,478,902                  --            --     14,478,902
   Health Care                                  7,402,762                  --            --      7,402,762
   Industrials                                  6,557,854                  --            --      6,557,854
   Information Technology                       5,455,905                  --            --      5,455,905
   Materials                                    2,493,019                  --            --      2,493,019
   Telecommunication Services                     765,447                  --            --        765,447
   Utilities                                    4,398,333                  --            --      4,398,333
Asset-Backed Securities                                --           4,133,350            --      4,133,350
Mortgage-Backed Obligations                            --          24,996,491            --     24,996,491
U.S. Government Obligations                            --             860,338            --        860,338
Non-Convertible Corporate Bonds and Notes              --          18,967,038            --     18,967,038
Investment Company                              7,114,040                  --            --      7,114,040
                                            -------------   -----------------  ------------  -------------
Total Investments, at Value                    67,335,407          48,957,217            --    116,292,624
OTHER FINANCIAL INSTRUMENTS:
Futures margins                                     6,809                  --            --          6,809
                                            -------------   -----------------  ------------  -------------
Total Assets                                $  67,342,216   $      48,957,217  $         --  $ 116,299,433
                                            -------------   -----------------  ------------  -------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Futures margins                             $     (23,468)  $              --  $         --  $     (23,468)
                                            -------------   -----------------  ------------  -------------
Total Liabilities                           $     (23,468)  $              --  $         --  $     (23,468)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

                           22 | Total Return Portfolio

Total Return Portfolio

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's

                           23 | Total Return Portfolio

Total Return Portfolio

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

     International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended March 30, 2012, the Fund had an ending monthly average market value of $2,797,234 and $8,912,041 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended March 30, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to sell of $122,899.

                           24 | Total Return Portfolio

Total Return Portfolio

STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

As of March 30, 2012, the Fund had no outstanding forward contracts.

RESTRICTED SECURITIES

As of March 30, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 30, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities             $ 109,697,966
Federal tax cost of other investments         (6,239,146)
                                           -------------
Total federal tax cost                     $ 103,458,820
                                           =============
Gross unrealized appreciation              $   7,606,544
Gross unrealized depreciation                 (1,088,701)
                                           -------------
Net unrealized appreciation                $   6,517,843
                                           =============

                           25 | Total Return Portfolio

Oppenheimer International Growth Fund/VA
STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                              Shares            Value
                                                            ----------      -------------
COMMON STOCKS--96.0%
CONSUMER DISCRETIONARY--14.8%
AUTOMOBILES--0.8%
Bayerische Motoren Werke (BMW) AG ....................          38,815      $   3,490,705
DIVERSIFIED CONSUMER SERVICES--1.6%
Benesse Holdings, Inc. ...............................          65,025          3,240,644
Dignity plc ..........................................         187,877          2,440,117
MegaStudy Co. Ltd. ...................................           7,380            760,764
Zee Learn Ltd.(1) ....................................          94,200             27,274
                                                                            -------------
                                                                                6,468,799

HOTELS, RESTAURANTS & LEISURE--2.7%
Carnival Corp. .......................................          40,860          1,310,789
Domino's Pizza UK & IRL plc ..........................         558,440          3,855,130
William Hill plc .....................................       1,365,331          5,708,534
                                                                            -------------
                                                                               10,874,453

HOUSEHOLD DURABLES--0.7%
SEB SA ...............................................          32,618          2,712,838
INTERNET & CATALOG RETAIL--0.5%
Yoox SpA(1) ..........................................         131,211          2,084,214
LEISURE EQUIPMENT & PRODUCTS--0.3%
Nintendo Co. Ltd. ....................................           7,200          1,090,622
MEDIA--1.2%
Grupo Televisa SA, Sponsored GDR .....................          65,050          1,371,254
SES, FDR .............................................          78,240          1,941,417
Zee Entertainment Enterprises Ltd. ...................         564,454          1,404,349
                                                                            -------------
                                                                                4,717,020

MULTILINE RETAIL--0.7%
Pinault-Printemps-Redoute SA .........................          15,850          2,726,964
SPECIALTY RETAIL--1.9%
Hennes & Mauritz AB, Cl. B ...........................          41,182          1,490,216
Industria de Diseno Textil SA ........................          62,723          6,008,037
                                                                            -------------
                                                                                7,498,253

TEXTILES, APPAREL & LUXURY GOODS--4.4%
Burberry Group plc ...................................         179,402          4,295,662
Compagnie Financiere Richemont SA, Cl. A .............          32,778          2,055,206
Luxottica Group SpA ..................................          97,679          3,525,107
LVMH Moet Hennessy Louis Vuitton SA ..................          23,850          4,098,578
Swatch Group AG (The), Cl. B .........................           8,086          3,721,871
                                                                            -------------
                                                                               17,696,424

CONSUMER STAPLES--10.5%
BEVERAGES--3.7%
C&C Group plc ........................................         909,641          4,682,930
Diageo plc ...........................................         196,509          4,722,565
Heineken NV ..........................................          29,673          1,649,292
Pernod-Ricard SA .....................................          38,460          4,021,478
                                                                            -------------
                                                                               15,076,265

FOOD & STAPLES RETAILING--1.7%
Shoppers Drug Mart Corp. .............................         109,594          4,812,489

                  1 | Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA
STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                              Shares            Value
                                                            ----------      -------------
FOOD & STAPLES RETAILING CONTINUED
Woolworths Ltd. ......................................          72,737      $   1,957,455
                                                                            -------------
                                                                                6,769,944

FOOD PRODUCTS--3.8%
Aryzta AG ............................................          92,785          4,584,259
Barry Callebaut AG ...................................           4,885          4,894,741
Nestle SA ............................................          31,157          1,960,471
Unilever plc .........................................         113,872          3,759,306
                                                                            -------------
                                                                               15,198,777

HOUSEHOLD PRODUCTS--0.9%
Reckitt Benckiser Group plc ..........................          63,196          3,571,201
PERSONAL PRODUCTS--0.4%
L'Oreal SA ...........................................          12,050          1,486,422
ENERGY--4.1%
ENERGY EQUIPMENT & SERVICES--2.3%
Saipem SpA ...........................................          56,011          2,893,218
Schoeller-Bleckmann Oilfield Equipment AG ............          21,983          2,023,882
Technip SA ...........................................          35,940          4,233,959
                                                                            -------------
                                                                                9,151,059

OIL, GAS & CONSUMABLE FUELS--1.8%
BG Group plc ........................................          259,660          6,013,878
Cairn Energy plc ....................................          181,996            940,546
Tsakos Energy Navigation Ltd. .......................           37,200            322,896
                                                                            -------------
                                                                                7,277,320

FINANCIALS--3.7%
CAPITAL MARKETS--2.4%
BinckBank NV .......................................           237,635          2,579,220
ICAP plc ...........................................           855,139          5,372,658
Tullett Prebon plc .................................           284,360          1,591,907
                                                                            -------------
                                                                                9,543,785

COMMERCIAL BANKS--0.3%
ICICI Bank Ltd., Sponsored ADR ....................             32,025          1,116,712
INSURANCE--0.8%
Prudential plc ....................................            272,537          3,258,500
THRIFTS & MORTGAGE FINANCE--0.2%
Housing Development Finance Corp. Ltd. ............             50,884            672,494
HEALTH CARE--8.5%
BIOTECHNOLOGY--2.6%
CSL Ltd. ..........................................            137,600          5,115,512
Grifols SA(1) ......................................           228,993          4,886,552
Grifols SA, Cl. B(1) ...............................            21,219            328,279
Marshall Edwards, Inc.(1,2) ........................            63,790             48,480
Marshall Edwards, Inc., Legend Shares(1,2) ....... .             7,500              5,700
                                                                            -------------
                                                                               10,384,523

HEALTH CARE EQUIPMENT & SUPPLIES--3.1%
DiaSorin SpA .......................................            31,548            919,356
Essilor International SA ...........................            41,470          3,696,288
Smith & Nephew plc .................................           120,078          1,216,721

                  2 | Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA
STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                              Shares            Value
                                                            ----------      -------------
HEALTH CARE EQUIPMENT & SUPPLIES CONTINUED
Sonova Holding AG ..................................            25,300      $   2,811,111
Straumann Holding AG(1) ............................             3,812            648,635
William Demant Holding AS(1) .......................            34,190          3,186,450
                                                                            -------------
                                                                               12,478,561

HEALTH CARE PROVIDERS & SERVICES--1.1%
Sonic Healthcare Ltd. ..............................           322,058          4,176,723
HEALTH CARE TECHNOLOGY--0.0%
Ortivus AB, Cl. B(1) ...............................           279,600            160,597
LIFE SCIENCES TOOLS & SERVICES--0.0%
Tyrian Diagnostics Ltd.(1) .........................        18,631,396             28,949
PHARMACEUTICALS--1.7%
BTG plc(1) .........................................           179,604            958,922
Novogen Ltd.(1) ....................................         1,067,571            100,632
Roche Holding AG ...................................            33,112          5,762,596
                                                                            -------------
                                                                                6,822,150

INDUSTRIALS--27.0%
AEROSPACE & DEFENSE--2.1%
Embraer SA .........................................           522,026          4,135,143
European Aeronautic Defense & Space Co. ............           104,140          4,264,686
                                                                            -------------
                                                                                8,399,829

COMMERCIAL SERVICES & SUPPLIES--3.8%
Aggreko plc ........................................           144,290          5,192,778
De La Rue plc ......................................           124,980          1,799,136
Edenred ............................................           114,850          3,455,656
Prosegur Compania de Seguridad SA ..................            78,916          4,620,510
                                                                            -------------
                                                                               15,068,080

CONSTRUCTION & ENGINEERING--2.8%
Koninklijke Boskalis Westminster NV ................            91,203          3,425,936
Leighton Holdings Ltd. .............................           115,380          2,548,091
Outotec OYJ ........................................            69,220          3,510,899
Trevi Finanziaria Industriale SpA ..................           297,566          1,762,878
                                                                            -------------
                                                                               11,247,804

ELECTRICAL EQUIPMENT--5.3%
ABB Ltd. ...........................................           216,976          4,451,529
Alstom .............................................            48,800          1,904,384
Ceres Power Holdings plc(1) ........................           828,462            120,585
Legrand SA .........................................           106,580          3,921,821
Nidec Corp. ........................................            82,400          7,506,295
Schneider Electric SA ..............................            53,340          3,485,145
                                                                            -------------
                                                                               21,389,759

INDUSTRIAL CONGLOMERATES--1.0%
Siemens AG .........................................            41,291          4,162,748
MACHINERY--4.8%
Aalberts Industries NV .............................           384,857          7,955,939
Atlas Copco AB, Cl. A ..............................           121,468          2,939,482
Fanuc Ltd. .........................................            16,500          2,965,517
Vallourec SA .......................................            33,756          2,138,479

                  3 | Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA
STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                              Shares            Value
                                                            ----------      -------------
MACHINERY CONTINUED
Weir Group plc (The) ...............................           117,480      $   3,314,695
                                                                            -------------
                                                                               19,314,112

PROFESSIONAL SERVICES--2.4%
Experian plc .......................................           604,208          9,417,797
TRADING COMPANIES & DISTRIBUTORS--4.1%
Brenntag AG ........................................            40,230          4,926,604
Bunzl plc ..........................................           456,471          7,330,404
Wolseley plc .......................................           104,060          3,967,995
                                                                            -------------
                                                                               16,225,003

TRANSPORTATION INFRASTRUCTURE--0.7%
Koninklijke Vopak NV ...............................            49,360          2,843,603
INFORMATION TECHNOLOGY--17.8%
COMMUNICATIONS EQUIPMENT--2.4%
High Tech Computer Corp. ...........................           148,000          2,993,647
Telefonaktiebolaget LM Ericsson, B Shares ..........           661,291          6,852,006
                                                                            -------------
                                                                                9,845,653

COMPUTERS & PERIPHERALS--1.1%
Gemalto NV .........................................            64,380          4,249,411
ELECTRONIC EQUIPMENT & INSTRUMENTS--4.7%
Canon, Inc. ........................................            84,450          4,026,990
Hoya Corp. .........................................           235,993          5,300,362
Ibiden Co. Ltd. ....................................            35,421            918,867
Keyence Corp. ......................................            16,406          3,889,523
Nippon Electric Glass Co. Ltd. .....................           108,000            949,493
Omron Corp. ........................................            48,386          1,049,871
Phoenix Mecano AG ..................................             4,685          2,776,642
                                                                            -------------
                                                                               18,911,748

INTERNET SOFTWARE & SERVICES--1.9%
eAccess Ltd. .......................................             2,217            498,247
Telecity Group plc(1)...............................           333,440          3,930,667
United Internet AG .................................           163,049          3,072,704
                                                                            -------------
                                                                                7,501,618

IT SERVICES--0.3%
Infosys Ltd. .......................................            24,836          1,397,339
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.9%
ARM Holdings plc ...................................           376,470          3,553,736
SOFTWARE--6.5%
Aveva Group plc ....................................            65,837          1,744,912
Compugroup Medical AG ..............................            55,919            790,543
Dassault Systemes SA ...............................            53,000          4,876,659
Sage Group plc (The) ...............................           673,270          3,222,047
SAP AG .............................................           147,651         10,310,896
Temenos Group AG(1).................................           267,847          4,955,184
                                                                            -------------
                                                                               25,900,241

MATERIALS--6.2%
CHEMICALS--2.6%
Filtrona plc .......................................           759,330          5,769,062
Orica Ltd. .........................................            74,800          2,167,161

                  4 | Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA
STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                              Shares            Value
                                                            ----------      -------------
CHEMICALS CONTINUED
Sika AG ............................................             1,177      $   2,547,755
                                                                            -------------
                                                                               10,483,978

CONSTRUCTION MATERIALS--1.3%
James Hardie Industries SE, CDI ....................           640,800          5,122,059
METALS & MINING--2.3%
Impala Platinum Holdings Ltd. ......................           146,979          2,895,128
Rio Tinto plc ......................................            59,273          3,285,568
Vale SA, Sponsored ADR, Preference .................           139,470          3,164,574
                                                                            -------------
                                                                                9,345,270

TELECOMMUNICATION SERVICES--3.4%
DIVERSIFIED TELECOMMUNICATION SERVICES--3.4%
BT Group plc .......................................         2,976,418         10,778,328
Inmarsat plc .......................................           373,190          2,747,590
                                                                            -------------
                                                                               13,525,918
                                                                            -------------
Total Common Stocks (Cost $258,446,294)............                           384,439,980

                                                              Units
                                                            ----------

RIGHTS, WARRANTS AND CERTIFICATES--0.0%
Marshall Edwards, Inc., Legend Shares Wts., Strike
Price $3.60, Exp. 8/6/12(1,2)...........................         7,500                 --
Tyrian Diagnostics Ltd. Rts., Strike Price 0.012AUD,
Exp. 12/20/13(1)........................................     1,863,139                965
                                                                            -------------
Total Rights, Warrants and Certificates (Cost $0).......                              965

                                                              Shares
                                                            ----------

INVESTMENT COMPANY--1.3%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.22% (3,4) (Cost $5,076,427) ..........................     5,076,427          5,076,427

TOTAL INVESTMENTS, AT VALUE (COST $263,522,721) ........          97.3%       389,517,372

Other Assets Net of Liabilities ........................           2.7         10,959,053
                                                            ----------      -------------
Net Assets .............................................         100.0%     $ 400,476,425
                                                            ==========      =============

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

AUD  Australian Dollar

* March 30, 2012, represents the last business day of the Fund's quarterly period. See accompanying Notes.

1.   Non-income producing security.

2. Restricted security. The aggregate value of restricted securities as of March 30, 2012 was $54,180, which represents 0.01% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                ACQUISITION                                UNREALIZED
SECURITY                                           DATES           COST       VALUE       DEPRECIATION
-------------------------------------------   ----------------  -----------  ---------  ----------------
Marshall Edwards, Inc. .....................  12/28/05-7/28/08  $ 2,615,143  $  48,480  $       2,566,663
Marshall Edwards, Inc., Legend Shares ......            8/3/07      225,000      5,700            219,300
Marshall Edwards, Inc., Legend Shares Wts.,
Strike Price $3.60, Exp. 8/6/12 ............            8/3/07            -          -                  -
                                                                -----------  ---------  -----------------
                                                                $ 2,840,143  $  54,180  $       2,785,963
                                                                ===========  =========  =================

                  5 | Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA
STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 30, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                               SHARES               GROSS       GROSS       SHARES
                                                           DECEMBER 30, 2011(a)   ADDITIONS   REDUCTIONS  MARCH 30, 2012
                                                           --------------------  -----------  ----------  --------------
Oppenheimer Institutional Money Market Fund, Cl. E ....              15,871,445   60,086,000  70,881,018       5,076,427

                                                               VALUE      INCOME
                                                            -----------   -------
Oppenheimer Institutional Money Market Fund, Cl. E ....     $ 5,076,427   $ 4,339

a. December 30, 2011 represents the last business day of the Fund's 2011 fiscal year. See accompanying Notes.

4.   Rate shown is the 7-day yield as of March 30, 2012.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings                          Value          Percent
-------------------------------------   ----------------    -------
United Kingdom ......................   $    101,177,582       26.0%
France ..............................         53,214,185       13.7
Switzerland .........................         41,170,000       10.6
Japan ...............................         31,436,431        8.1
Germany .............................         26,754,200        6.9
Australia ...........................         19,381,056        5.0
The Netherlands .....................         18,453,990        4.7
Spain ...............................         15,843,378        4.1
Sweden ..............................         11,442,301        2.9
Italy ...............................         11,184,773        2.9
Ireland .............................          9,804,989        2.5
Jersey, Channel Islands .............          9,417,797        2.4
Brazil ..............................          7,299,717        1.9
United States .......................          6,441,396        1.6
Canada ..............................          4,812,489        1.2
India ...............................          4,618,168        1.2
Finland .............................          3,510,899        0.9
Denmark .............................          3,186,450        0.8
Taiwan ..............................          2,993,647        0.8
South Africa ........................          2,895,128        0.7
Austria .............................          2,023,882        0.5
Mexico ..............................          1,371,254        0.3
Korea, Republic of South ............            760,764        0.2
Bermuda .............................            322,896        0.1
                                        ----------------    -------
Total ...............................   $    389,517,372      100.0%
                                        ================    =======

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF MARCH 30, 2012 ARE AS FOLLOWS:

                                           CONTRACT
COUNTERPARTY/CONTRACT                       AMOUNT        EXPIRATION                UNREALIZED    UNREALIZED
DESCRIPTION                      BUY/SELL   (000'S)          DATE        VALUE     APPRECIATION  DEPRECIATION
------------------------------   --------  -------------  ----------  -----------  ------------  ------------
BROWN BROTHERS HARRIMAN
Swedish Krona (SEK)...........       Sell     2,262  SEK      4/4/12   $  341,861  $          -  $        237

CITIGROUP
British Pound Sterling (GBP)..       Sell     2,238  GBP      4/4/12    3,579,566             -           553

                  6 | Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA
STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                           CONTRACT
COUNTERPARTY/CONTRACT                       AMOUNT        EXPIRATION                UNREALIZED    UNREALIZED
DESCRIPTION                      BUY/SELL   (000'S)          DATE        VALUE     APPRECIATION  DEPRECIATION
------------------------------   --------  -------------  ----------  -----------  ------------  ------------
DEUTSCHE BANK CAPITAL CORP.
South African Rand (ZAR)......       Sell       675  ZAR     4/10/12       87,971           181             -
JP MORGAN CHASE:
Canadian Dollar (CAD).........       Sell       146  CAD      4/4/12      146,249             -            16
Danish Krone (DKK)............       Sell       541  DKK      4/4/12       96,959             -            15
Euro (EUR)....................       Sell     2,742  EUR      4/4/12    3,657,087             -           229
Swiss Franc (CHF).............       Sell     1,190  CHF      4/4/12    1,317,847             -           461
                                                                                   ------------  ------------
                                                                                              -           721

RBS GREENWICH CAPITAL
Euro (EUR)....................       Sell       589  EUR      4/3/12      785,069             -           299
STATE STREET
British Pound Sterling (GBP)..        Buy       390  GBP      4/2/12      623,348         4,723             -
                                                                                   ------------  ------------
Total unrealized appreciation and depreciation                                     $      4,904  $      1,810
                                                                                   ============  ============

NOTES TO STATEMENT OF INVESTMENTS

QUARTERLY AND ANNUAL PERIODS. The last day of the Fund's quarterly period was the last day the New York Stock Exchange was open for trading. The Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

The last day of the Fund's fiscal year was the last day the New York Stock Exchange was open for trading. The Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

SECURITIES VALUATION

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund's Board has adopted procedures for the valuation of the Fund's securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a "fair valuation" for any security for which market quotations are not "readily available." The Valuation Committee's fair valuation determinations are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

                  7 | Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA
STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund's assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the "bid" and "asked" prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

                                            STANDARD INPUTS GENERALLY CONSIDERED BY THIRD-PARTY PRICING
SECURITY TYPE                               VENDORS
--------------------------------------      ------------------------------------------------------------------
Corporate debt, government debt,            Reported trade data, broker-dealer price quotations,
municipal, mortgage-backed and asset-       benchmark yields, issuer spreads on comparable  securities,
asset-backed securities                     the credit quality, yield, maturity, and other appropriate factors.

Loans                                       Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked  bonds                         Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the "good faith" opinion of the Manager, the market value or price obtained does not constitute a "readily available market quotation," or a significant event has occurred that would materially affect the value of the security the security is fair valued either
(i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund's Board or (ii) as determined in good faith by the Manager's Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when

                  8 | Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA
STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 30, 2012 based on valuation input level:

                                                                             LEVEL 3--
                                        LEVEL 1--           LEVEL 2--       SIGNIFICANT
                                       UNADJUSTED       OTHER SIGNIFICANT   UNOBSERVABLE
                                      QUOTED PRICES     OBSERVABLE INPUTS     INPUTS           VALUE
                                    ----------------    -----------------  -------------   -------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
  Consumer Discretionary.......     $     54,744,563   $        4,615,729  $          --   $  59,360,292
  Consumer Staples.............           42,102,609                   --             --      42,102,609
  Energy.......................           16,428,379                   --             --      16,428,379
  Financials...................           14,591,491                   --             --      14,591,491
  Health Care..................           34,045,803                5,700             --      34,051,503
  Industrials..................          105,103,218            2,965,517             --     108,068,735
  Information Technology.......           56,473,019           14,886,727             --      71,359,746
  Materials....................           16,543,680            8,407,627             --      24,951,307
  Telecommunication Services...           13,525,918                   --             --      13,525,918
Rights, Warrants and
 Certificates..................                   --                  965             --             965
Investment Company.............            5,076,427                   --             --       5,076,427
                                    ----------------    -----------------  -------------   -------------
Total Investments, at Value....          358,635,107           30,882,265             --     389,517,372
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange
  contracts....................                   --                4,904             --           4,904

                  9 | Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA
STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

                                                                             LEVEL 3--
                                        LEVEL 1--           LEVEL 2--       SIGNIFICANT
                                       UNADJUSTED       OTHER SIGNIFICANT   UNOBSERVABLE
                                      QUOTED PRICES     OBSERVABLE INPUTS     INPUTS          VALUE
                                    ----------------    -----------------  -------------   -------------
                                    ----------------    -----------------  -------------   -------------
Total Assets..................      $    358,635,107    $      30,887,169  $          --   $ 389,522,276
                                    ----------------    -----------------  -------------   -------------

LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange
  contracts...................      $             --    $          (1,810)  $         --   $      (1,810)
                                    ----------------    -----------------  -------------   -------------
Total Liabilities.............      $             --    $          (1,810)  $         --   $      (1,810)
                                    ----------------    -----------------  -------------   -------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

                                      TRANSFERS INTO     TRANSFERS OUT OF       TRANSFERS INTO       TRANSFERS OUT OF
                                         LEVEL 1*            LEVEL 1**             LEVEL 2**             LEVEL 2*
                                    ------------------   -----------------   --------------------   -------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary           $       16,705,684   $      (1,253,216)  $          1,253,216   $       (16,705,684)
   Energy                                    6,752,745                   -                      -            (6,752,745)
   Financials                                4,441,379                   -                      -            (4,441,379)
   Health Care                               1,198,121                   -                      -            (1,198,121)
   Industrials                              55,288,284          (2,632,402)             2,632,402           (55,288,284)
   Information Technology                   21,804,460         (13,331,416)            13,331,416           (21,804,460)
   Materials                                 5,825,971          (8,275,887)             8,275,887            (5,825,971)
   Telecommunication Services               12,467,527                   -                      -           (12,467,527)
                                    ------------------   -----------------   --------------------   -------------------
Total Assets                        $      124,484,171   $     (25,492,921)  $         25,492,921   $      (124,484,171)
                                    ------------------   -----------------   --------------------   -------------------

* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

** Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

                 10 | Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA
STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of March 30, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $4,904, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the

                 11 | Oppenheimer International Growth Fund/VA

Oppenheimer International Growth Fund/VA
STATEMENT OF INVESTMENTS   March 30, 2012* (Unaudited)

     Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended March 30, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $688,738 and $4,381,550, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

RESTRICTED SECURITIES

As of March 30, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 30, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities                $     273,097,737
                                              =================

Gross unrealized appreciation                 $     133,567,365
Gross unrealized depreciation                       (17,146,241)
                                              -----------------
Net unrealized appreciation                   $     116,421,124
                                              =================

                 12 | Oppenheimer International Growth Fund/VA

ITEM 2. CONTROLS AND PROCEDURES.

      (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/30/2012, the
            registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

      (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Panorama Series Fund, Inc.

By:   /s/ William F. Glavin, Jr.
      ---------------------------
      William F. Glavin, Jr.
      Principal Executive Officer
Date: 5/8/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ William F. Glavin, Jr.
      ---------------------------
      William F. Glavin, Jr.
      Principal Executive Officer
Date: 5/8/2012

By:   /s/ Brian W. Wixted
      ----------------------------
      Brian W. Wixted
      Principal Financial Officer
Date: 5/8/2012